FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


                            Date of Report: July 18, 2001


                            HOUSEHOLD INTERNATIONAL, INC.

               (Exact name of registrant as specified in its charter)


        Delaware                   1-8198                 36-3121988

    (State or other           (Commission File          (IRS Employer
    jurisdiction or               Number)           Identification Number)
     incorporation)



                 2700 Sanders Road, Prospect Heights, Illinois 60070

                 (Address of principal executive offices) (Zip Code)


                              (847) 564-5000

            Registrant's telephone number, including area code




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Item 5.   Other Events
          Press release pertaining to the financial results of Household International, Inc., for the second quarter ended June 30, 2001. Said release is filed as an exhibit hereto.

          In connection with the release by Household International of this information, Household will broadcast its second quarter earnings teleconference call live over the Internet on its website at www.household.com. The call will begin at 9:00 am Central Daylight Time on July 18, 2001. A replay will also be available shortly after the end of the call.

Item 7.   Financial Statements and Exhibits

          (a)    Financial statements of businesses acquired.

                 Not applicable.

          (b)    Pro forma financial information.

                 Not applicable.

          (c)    Exhibits.

                  No.    Exhibit

                  99     Press release titled "Household  Reports
                         Record Second Quarter Results; 12th Consecutive Record Quarter" dated July 18, 2001.




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                                                     SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HOUSEHOLD INTERNATIONAL, INC.
                                            (Registrant)


                                             By:  /s/ John W. Blenke

                                             John W. Blenke
                                             Assistant Secretary

Dated:  July 18, 2001